OAK ASSOCIATES FUNDS

River Oak Discovery Fund – RIVSX

Supplement dated November 1, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information of Oak Associates Funds (the “Funds”) dated February 28, 2020

The information in this Supplement contains new and additional information beyond that in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Changes to the Fund Fees and Expenses

Effective November 1, 2020, the Management Fee paid by River Oak Discovery Fund (the “Fund”) is reduced from 0.90% to 0.79%. In addition, Oak Associates, ltd., the Adviser, has agreed to lower the Fund’s operating expense limit from 1.35% to 1.25%. Effective that same date, the Adviser will contractually waive all or a portion of its fee for the Fund and to reimburse expenses to the extent necessary in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. Accordingly, the tables entitled “Fund Fees and Expenses” and “Example” for the Fund are revised as follows:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	0.79%
Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.49%
Less Fee Waivers and Expense Reimbursements**	(0.24%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.25%

*	Effective November 1, 2020, the Management Fee paid by the Fund to the Adviser was reduced from 0.90% to 0.79%.
**	Effective November 1, 2020, Oak Associates, ltd. (the “Adviser”) has contractually agreed until at least February 28, 2022 to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, that you reinvest all dividends and distributions, and that the contractual fee waiver/expense reimbursement is in place for the first year.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
	$127	$447	$790	$1,759

On page 40 of the Prospectus, River Oak Discovery Fund is deleted from the second table and the following is added immediately following such table:

“Effective November 1, 2020, the Adviser has contractually agreed until at least February 28, 2022 to waive all or a portion of its fee for the River Oak Discovery Fund (and to reimburse expenses to the extent necessary) in order to limit total annual Fund operating expenses after fee waivers and/or expense reimbursements, if any, to an annual rate of not more than 1.25% of average daily net assets.”

On page 20 of the SAI the section “Advisory Fees Paid to the Adviser” is deleted and replaced with the following:

“Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.74% of the average daily net assets of each Fund (except for the River Oak Fund). For the River Oak Fund, effective November 1, 2020, for its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.79% of the average daily net assets. For the River Oak Fund, prior to November 1, 2020, the Adviser received a fee, which was calculated daily and paid monthly, at an annual rate of 0.90%. For each Fund, the Adviser has contractually agreed to waive all or a portion of its fee until February 28, 2021 and for the River Oak Fund the Adviser has contractually agreed to waive all or a portion of its fee February 28, 2022 (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding Acquired Fund Fees and Expenses, as applicable), expressed as a percentage of each Fund’s average daily net assets as shown in the table below.”

Fund	Expense Cap
White Oak Fund	1.25%
Pin Oak Fund	1.25%
Rock Oak Fund	1.25%
River Oak Fund	1.25%
Red Oak Fund	1.35%
Black Oak Fund	1.35%
Live Oak Fund	1.35%

The expense limitation agreement between the Adviser and the Trust (the “Agreement”) will continue in effect with respect to all Funds until February 28, 2021 (except River Oak Fund which will continue until February 28, 2022) and thereafter will automatically continue in effect with respect to each Fund for successive one (1) year periods unless otherwise terminated with respect to such Fund in accordance with the Agreement. Either party may elect not to renew the Agreement with respect to one or more Funds for a successive one (1) year period by providing the other party not less than sixty (60) days’ prior written notice (measured from the commencement of a successive one-year period) of such election. Notwithstanding the foregoing, the Agreement may be terminated by either party, without payment of any penalty, upon sixty (60) days’ prior written notice to the other party; provided that, in the case of termination by the Adviser, such action shall be authorized by the Trust’s Board of Trustees, including a majority of its independent Trustees.”

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.